SUPPLEMENT DATED JANUARY 17, 2020 TO

THE PROSPECTUS

DATED JUNE 28, 2019

Effective immediately, the information below is added to the end, respectively, of the “Purchase and Sale of Fund Shares” section on page 7 and the “Purchasing and Adding to Your Shares” section on page 15 of the Protspectus:

“If you buy the INDEX FUNDS S&P 500® EQUAL WEIGHT (INDEX) direct from Index Funds, no commissions or other forms of compensation will be paid to a broker. However, if you choose to buy INDEX FUNDS S&P 500® EQUAL WEIGHT (INDEX) through alternate platforms and/or broker-dealers, you may be required to pay commissions and/or other forms of compensation to a broker.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE